August 17, 2009

Supplement

SUPPLEMENT DATED AUGUST 17, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY STRATEGIST FUND
Dated November 28, 2008

The following is hereby added as the last sentence of the third paragraph of the section of the Fund's Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Investment Company Securities — Exchange-Traded Funds ("ETFs"):

Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.